UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement     [ ]  Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-12

                             SHARPS COMPLIANCE CORP.
 -------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 -------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration Statement No.:
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(3)  Filing Party:
     ---------------------------------------------------------------------------
(4)  Date Filed:
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                                       2

[LOGO OMITTED]


October 8, 2004



Dear Stockholder:


On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Stockholders of Sharps Compliance Corp. The Annual Meeting will be held on Thursday, November 11th at 10:00 a.m. at The Doubletree Hotel, 2001 Post Oak Boulevard, Houston, Texas. The formal Notice of the Annual Meeting is set forth in the enclosed materials.

This year, you are being asked to act upon the election of five (5) Directors. These matters are discussed in greater detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Regardless of the number of shares you own and whether or not you expect to be present at the meeting, please mark, sign, date, and promptly return the enclosed Proxy Card in the envelope provided. Returning the Proxy Card will not deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your Proxy and vote your own shares.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support of our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,



/s/
----------------------------
Dr. Burton J. Kunik
CHAIRMAN OF THE BOARD,
CHIEF EXECUTIVE OFFICER AND
PRESIDENT

                             SHARPS COMPLIANCE CORP.
                           9350 KIRBY DRIVE, SUITE 300
                              HOUSTON, TEXAS 77054

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 11, 2004

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Sharps Compliance Corp., a Delaware corporation (the "Company"), will be held on Thursday, November 11, 2004 at 10:00 a.m. local time at The Doubletree Hotel, 2001 Post Oak Boulevard, Houston, Texas, for the purpose of considering and voting upon the following:

        (1) the election of five directors to hold office until the next Annual Meeting of Stockholders or until the election and qualification of their respective successors; and

        (2) such other business as properly may come before the Annual Meeting or any adjournment(s) thereof. The Board of Directors is presently unaware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

         The Board of Directors has fixed September 24, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

                           By Order of the Board of Directors
                           ----------------------------------
                           David P. Tusa
                           Corporate Secretary

Houston, Texas
October 8, 2004


                                    IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                             SHARPS COMPLIANCE CORP.
                           9350 KIRBY DRIVE, SUITE 300
                              HOUSTON, TEXAS 77054
                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 11, 2004

                    SOLICITATION AND REVOCABILITY OF PROXIES

         This Proxy Statement (the "Proxy Statement") and the accompanying materials are furnished in connection with the solicitation of proxies by the Board of Directors of Sharps Compliance Corp., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders of the Company to be held on November 11, 2004 (the "Annual Meeting") at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and adjournment(s) or postponement(s) thereof.

         The accompanying proxy is designed to permit each holder of the Company's common stock, par value $0.01 per share (the "Common Stock"), to vote for or withhold voting for the nominees for election as directors of the Company set forth under the Proposals, and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a stockholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specifications are made, the Proxies for the Common Stock will be voted by those persons named in the Proxies at the Annual Meeting FOR the election of the nominees specified under the caption "Election of Directors". If any other matters properly come before the Annual Meeting, the Proxies will vote upon such matters according to their judgment.

         The Company encourages the personal attendance of its stockholders at the Annual Meeting, and execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to David P. Tusa, Corporate Secretary, Sharps Compliance Corp., at the Company's executive office, 9350 Kirby Drive, Suite 300, Houston, Texas 77054, at any time before the proxy is voted, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

         All expenses of the Company in connection with the solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company also will request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and their transfer agents for their reasonable out-of-pocket expense in forwarding such material.

         This Proxy Statement, Proxy Card and the Company's Annual Report covering the Company's fiscal year ended June 30, 2004, including audited financial statements, are being mailed to the stockholders of the Company on or about October 8, 2004.

         The date of this Proxy Statement is October 8, 2004.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The Company's Annual Report for the fiscal year ended June 30, 2004 is incorporated by reference in this Proxy Statement. A copy of such Annual Report is enclosed with this Proxy Statement. In the event this Proxy Statement was delivered without a copy of such Annual Report, the Company will, upon written or oral request, provide within one business day of such request without charge, a copy of such Annual Report (other than exhibits to such document, unless such exhibits are specifically incorporated by reference into such document). Requests should be directed to Sharps Compliance Corp., 9350 Kirby Drive, Suite 300, Houston, Texas 77054, Attention: David P. Tusa, Senior Vice President and Chief Financial Officer, telephone (713) 660-3514.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Mann Frankfort Stein & Lipp has been engaged by the Board of Directors of the Company as independent public accountants for the Company and its subsidiaries since January 8, 2002. Management expects that a representative of Mann Frankfort Stein & Lipp will be present at the Annual Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by stockholders.

         The Company's independent public accountant has not directly or indirectly operated or supervised the Company's information system or local area network. Additionally, the Company's independent public accountant has not designed or implemented hardware or software used by the Company to prepare the Company's financial statement information.

                                   AUDIT FEES

         The aggregate fees billed to the Company by its independent public accountants for audit services including the quarterly reviews were $50,109 and $50,435 for the fiscal years ended June 30, 2004 and 2003, respectively.

                              AUDIT - RELATED FEES

         The aggregate fees billed to the Company by its independent public accountants for audit-related services were $-0- and $12,877 for the fiscal years ended June 30, 2004 and 2003, respectively.

                                    TAX FEES

         The aggregate fees billed to the Company by its independent public accountants for tax related services were $-0- and $22,312 for the fiscal years ended June 30, 2004 and 2003, respectively.

         During the fiscal year 2004, the Company was billed $6,627 for state and local tax services by a firm other than its independent public accountants.

                                 ALL OTHER FEES

         There were no fees billed to the Company by its independent public accountants for other services for the fiscal years ended June 30, 2004 and 2003, respectively.

                                            ADDITIONAL INFORMATION

         The  audit  committee's   pre-approval   policies  and  procedures  are
described in the Company's Audit Committee Charter which is included in Annex A.

         All of the above noted services performed by the Company's independent public accountants were approved in compliance with the Company's Audit Committee Charter. All of the hours expended by the Company's independent public accountants during the audit engagements noted above were performed by the accounting firm's full-time permanent employees.

         The Board of Directors has adopted corporate governance guidelines that provide that security holders of the Company and other interested parties may communicate with one or more of the Company's directors by mail in care of:
David P. Tusa, Secretary, Sharps Compliance Corp., 9350 Kirby Dr., Suite 300, Houston, Texas 77054. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director or directors for review.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

GENERAL

         The Board has fixed the close of business on September 24, 2004 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. At the close of business on September 24, 2004, there were 10,538,144 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders. Cumulative voting is not permitted by Common Stock shareholders of the Company.

QUORUM AND VOTE REQUIRED

         The presence, in person or by proxy, of a majority of the total shares of Common Stock issued and outstanding at the close of business on the Record Date is necessary to constitute a quorum for transaction of business at the Annual Meeting. Assuming the existence of a quorum, the affirmative vote of a plurality of the shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to elect directors, and the affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting is required to decide any other questions brought before such meeting, unless the question is one upon which, by express provision of a statute or the certificate of incorporation of the Company, a different vote is required, in which case such express provision shall govern and control the decision in question. If a quorum is not present in person or by proxy, the Annual Meeting may be adjourned until a quorum is obtained.

         Abstentions are counted toward the calculation of a quorum and will have the same effect as a vote against a proposal. Broker non-votes will be counted toward the calculation of a quorum but will have no effect on the voting outcome of a proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table and notes thereto set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company, (ii) all executive officers of the Company, including those listed in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock, as of the Record Date:

                                                                           COMMON STOCK
                                              ------------------------------------------------------------------------
                                                                                           PERCENT OF
                                               AMOUNT AND NATURE OF                        CLASS
NAME OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP (1)                    OWNED BENEFICIALLY (2)
------------------------                      ----------------------                      ----------------------------
DIRECTORS:

Dr. Burton J. Kunik (3)                                   2,720,333(4)                                         25.81%

C. Lee Cooke, Jr.                                           126,147(5)                                         1.20%

Ramsay Gillman                                              390,824(6)                                         3.71%

Parris H. Holmes, Jr. (7)                                 1,272,066(8)                                         12.07%

F. Gardner Parker 76,654(9) *

Philip C. Zerrillo                                         126,650(10)                                          1.20%

OFFICERS:

David P. Tusa                                              280,000(11)                                          2.66%

Michael D. Archer                                           33,000(12)                                              *

OTHERS:

John W. Dalton(13)                                      1,370,000 (14)                                          13.0%

Herb Schneider (15)                                           800,000                                           7.59%

New Century Equity Holdings Corp.
                                                              375,000                                           3.56%

All executive officers and                              4,992,674 (16)                                         47.38%
directors as a group (9
individuals)


* Represents less than 1% of the issued and outstanding shares of Common Stock.

(1) Each of the persons named in the table has sole voting and investment power with respect to the shares reported, subject to community property laws where applicable and the information contained in this table and these notes.

(2) The percentages indicated are based on outstanding stock options exercisable within 60 days for each individual and 10,538,144 shares of Common Stock issued and outstanding on the Record Date.

(3)  Dr. Kunik's address is 9350 Kirby Drive, Suite 300, Houston, Texas 77054.

(4) Includes 148,333 shares that Dr. Kunik has the right to acquire upon the exercise of stock options.

(5) Represents the 126,147 shares that Mr. Cooke has the right to acquire upon the exercise of stock options.

(6) Includes 18,324 shares that Mr. Gillman has the right to acquire upon the exercise of stock options.

(7)  Mr. Holmes address is 10101 P.O. Box 461127, San Antonio, Texas 78246.

(8) Includes 316,620 shares that Mr. Holmes has the right to acquire upon the exercise of stock options, and 9,500 shares owned by Mr. Holmes' wife.

(9) Includes 26,654 shares that Mr. Parker has the right to acquire upon exercise of stock options.

(10) Includes 81,650 shares that Dr. Zerrillo has the right to acquire upon the exercise of stock options.

(11) Includes 255,000 shares that Mr. Tusa has the right to acquire upon the exercise of stock options.

(12) Includes 33,000 shares that Mr. Archer has the right to acquire upon the exercise of stock options.

(13) Mr. Dalton's address is 9258 Elizabeth, Houston, Texas 77055.

(14) Includes 270,000 shares that Mr. Dalton has the right to acquire upon the exercise of stock options. This amount does not include 272,000 shares owned by Mr. Dalton's adult children, of which Mr. Dalton disclaims beneficial ownership.

(15) Mr. Schneider's address is 4027 Sunridge Road, Pebble Beach, California 93953.

(16) Includes 1,122,362 shares that all directors and executive officers have the right to acquire upon the exercise of stock options.

                                     ITEM 1
                              ELECTION OF DIRECTORS

NOMINEES

         The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than three nor more than fifteen members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at five.

         The Board of Directors has nominated for director the individuals named below to be elected at the Annual Meeting. Each of the nominees has agreed to stand for election as a director of the Company, to serve until the 2005 Annual Meeting or until their respective successors have been duly elected and qualified.

         The table below sets forth the names and ages of the nominees for director and the year each nominee first became a director of the Company. Each of the nominees is presently serving as a director of the Company. Biographical information on the nominees is set forth below under "Management."


                                                 YEAR FIRST BECAME A
NAME AND AGE                                   DIRECTOR OF THE COMPANY

Ramsay Gillman (60)                                      2002
Parris H. Holmes, Jr. (60)                               1998
Dr. Burton J. Kunik (66)                                 1998
F. Gardner Parker (62)                                   2003
Philip C. Zerrillo (46)                                  1999


         Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that the above-named nominees will refuse or be unable to accept or serve as directors of the Company for the term specified, the persons named in the enclosed form of proxy intend, if either of such nominees is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

         Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such nominee of the affirmative vote of at least a plurality of the shares of Common Stock represented at the Annual Meeting, such nominees will be elected as directors. Proxies will be voted in accordance with the specifications marked thereon, and if no specification is made, will be voted "FOR" the nominees.


               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                  ELECTION OF EACH OF THE INDIVIDUALS NOMINATED
                           FOR ELECTION AS DIRECTORS.

                                     ITEM 2
              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than that described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their best judgment on such matters.

                                   MANAGEMENT

         Set forth below is information with respect to each director and executive officer of the Company as of September 24, 2004. The executive officers are elected by the Board of Directors and serve at the discretion of the Board. There are no family relationships between any two directors or executive officers.


              NAME                               AGE                                     POSITION
----------------------------------            -----------            -------------------------------------------------
DIRECTORS:

Dr. Burton J. Kunik                               66                 Chairman of the Board,  Chief Executive  Officer
                                                                     and President
C. Lee Cooke, Jr.  (1) (2)                        60                 Director

Ramsay Gillman (2)                                60                 Director

Parris H. Holmes,  Jr. (2)                        60                 Director

F.  Gardner Parker (1)                            62                 Director

Philip C. Zerrillo (1)                            46                 Director

OFFICERS:

David P. Tusa                                     44                 Senior Vice President and
                                                                     Chief Financial Officer

Michael D. Archer                                 58                 Senior Vice President of Sales and Marketing


(1)      Member of the Audit Committee
(2)      Member of the Compensation Committee


         The following is a description of the biographies of the Company's executive officers and directors and nominees for director for the past five years.

         Dr. Burton J. Kunik has been a director, Chairman of the Board, Chief Executive Officer and President of the Company since July 1998. He founded Sharps Compliance, Inc., now a wholly owned subsidiary of the Company, in May 1994 and has served as a director and Chief Executive Officer of Sharps Compliance, Inc. since that time. Dr. Kunik has 24 years of experience as an endodontist, including management experience of three successful start-up companies in the medical waste and insurance industries. Previously, Dr. Kunik spent five years with 3CI Complete Compliance Corporation, which he co-founded. Its successor, American 3CI currently is engaged in the business of medical waste services in the southeastern and southwestern United States. Other previous business experience includes management roles in real estate, oil and gas, cattle ranching and the travel industry. Dr. Kunik has been very active in the medical waste industry for ten years. He served as Chairman of the Medical Waste Institute in 1992 and has served on the board of the Environmental Industry Association.

         C. Lee Cooke, Jr. has been a director of the Company since March 1992. He served as Chairman of the Board, Chief Executive Officer and President of the Company from March 1992 until July 1998. Since 1991 he has been President and Chief Executive Officer of Habitek International, Inc., d/b/a U.S. Medical Systems, Inc., a biomedical company. Mr. Cooke served as Chairman of the Board for Tanisys Technology, Inc. ("Tanisys"), a developer and marketer of semi-conductor testing equipment from February 2002 until February 2003 and served as Chief Executive Officer from March 2002 until February 2003. Mr. Cooke serves as an advisory director to the Staubach Group, CTLLC, a real estate representative company. Mr. Cooke also serves on the board of two other private companies. Mr. Cooke was President and Chief Executive Officer of CUville, Inc., d/b/a Good2CU.com, from 1999 until 2000. Mr. Cooke served as Chief Executive Officer of The Greater Austin Chamber of Commerce from 1983 to 1987. From 1972 to 1983, Mr. Cooke also served in various management roles with Texas
Instruments. From 1988 to 1991 he served in the elected position of Mayor of Austin, Texas. Mr. Cooke has served as director of New Century Equity Holdings Corp. ("New Century"), a publicly-held holding company focused on high growth companies since 1996. Mr. Cooke also serves as a director of Reliability, Inc., a public company serving the high-tech industry.

         Ramsay Gillman has served as a director of the Company since July 2002. He also served as the Director of the South Texas region for the National Automobile Dealers Association (NADA) from 1989 through 1999 and was elected President of NADA in 1997. Currently, Mr. Gillman serves as a Trustee for the NADA Charitable Foundation and for the NADA Dealers Election Action Committee. He has also served as President of the Houston Automobile Dealer's Association, Vice President of the Texas Automobile Dealer's Association and was appointed Vice Chairman of the Texas Motor Vehicle Commission from 1984 through 1987 by the then Governor of Texas.

         Parris H. Holmes, Jr. has been a director of the Company since July 1998. He previously served on the Company's Board of Directors from March 1992 until April 1996. Mr. Holmes served as Chairman of the Board and Chief Executive Officer of New Century from May 1996 to June 2004. Mr. Holmes served as both Chairman of the Board and Chief Executive Officer of USLD Communications Corp., formerly U.S. Long Distance Corp. ("USLD"), from September 1986 until August 1996, and served as Chairman of the Board of USLD until June 2, 1997. Prior to March 1993, Mr. Holmes also served as President of USLD. Mr. Holmes was a member of the Board of Directors of Princeton eCom Corporation ("Princeton"), a leading provider of electronic bill presentment and payment services, from September 1998 until March 2004. Mr. Holmes served on the Board of Tanisys, but resigned as Chairman of the Board and a Board member in January 2002.

           F. Gardner Parker has been a director of the Company since February 2003. Mr. Parker has served on the board of directors of two other public companies, Camden Property Trust and Crown Resources Corporation. Mr. Parker serves as a director of Gillman Automobile Dealerships, Net Near U Communications, MCS Technologies, Camp Longhorn, Inc., nii communications, inc., Sherwood Healthcare Inc., and Arena Power. Mr. Parker was previously with Ernst & Ernst (now Ernst &Young LLP) for 14 years, seven of which he served as a partner.

         Philip C. Zerrillo, Ph.D., has been a director of the Company since September 1999. Dr. Zerrillo has served as Associate Dean of The University of Texas Graduate School of Business since September 1999 and is a member of the faculty of The University of Texas. He has been a visiting professor at several universities, including Thommasat University (Thailand) and Northwestern University's J.L. Kellogg Graduate School of Management, since 1991, and is the author of numerous published articles in the fields of distribution channel management and business system innovation.

         David P. Tusa, CPA, Senior Vice President, Chief Financial Officer and Corporate Secretary joined the Company in February 2003. Mr. Tusa was the Executive Vice President, Chief Financial Officer of New Century Equity Holdings Corp. ("New Century") from August 1999 until June 2004. Prior to New Century, Mr. Tusa was Executive Vice President and Chief Financial Officer of U.S. Legal Support, a provider of litigation support services, during the period from September 1997 to August 1999. Mr. Tusa also served as Senior Vice President and Chief Financial Officer of Serv-Tech, Inc., a publicly-held provider of specialty services to industrial customers in multiple industries, from April 1994 through August 1997. Additionally, Mr. Tusa was with CRSS, Inc., a publicly-held diversified services company from May 1990 through April 1994. Mr. Tusa served on the Board of Directors of Tanisys Technology, Inc., a developer and marketer of semiconductor testing equipment from August 2001 to March 2003. Mr. Tusa served as a member of the Board of Directors of Princeton eCom, a leading application service provider for electronic and Internet bill presentment and payment solutions from December 2001 to June 2002. Mr. Tusa served as an Advisor to the Board of Directors of the Company from October 2001 to February 2003.

         Michael D. Archer, Senior Vice President of Sales and Marketing joined the Company in July 2003. Mr. Archer was previously the Vice President of Sales and Marketing of Tartan Textile Services from 2001 to 2003. Mr. Archer was the Vice President of Sales and Marketing for Heartland Information Services from 2000 to 2001 and Vice President of Sales and Marketing for Stericycle during 1999 and 2000. Additionally, Mr. Archer was a Director of Sales and Marketing for the Healthcare division of Browning Ferris Industries from 1995 to1999.

COMMITTEES, MEETINGS AND BOARD COMPENSATION

         AUDIT COMMITTEE. The Audit Committee is comprised of certain directors who are not employees of the Company or any of its subsidiaries. Messrs. Zerrillo, Cooke and Parker are the current members of the Audit Committee, with Dr. Zerrillo serving as Chairman. The Company's Board has determined that Mr. Parker is an independent director who qualifies as an audit committee accounting expert, as that term is defined in Item 401(h) of Regulation S-K under the Securities Act of 1933, as amended. The Audit Committee acts on behalf of the Board of Directors with respect to the Company's financial statements, record-keeping, auditing practices and matters relating to the Company's independent public accountants, including recommending to the Board of Directors the firm to be engaged as independent public accountants for the next fiscal year; reviewing with the Company's independent public accountants the scope and results of the audit and any related management letter; consulting with the independent public accountants and management with regard to the Company's independent public accountants; and reviewing the independence of the independent public accountants. The Audit Committee also pre-approves all services provided by the Company's independent public accountants.

         THE AUDIT COMMITTEE HAS FURNISHED THE FOLLOWING REPORT. The Audit Committee met four times during the fiscal year ended June 30, 2004. The Audit Committee reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2004 as well as the interim quarterly financial statements, with the Company's management. The Audit Committee discussed with the Company's independent auditors the matters required to be discussed by SAS
61. The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence and Standards Board Standard No. 1, and has discussed with the independent public accountant the independent public accountant's independence. Based on the above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements of the Company be included in the Company's annual report on Form 10-KSB for the fiscal year ended June 30, 2004. The information contained in this "Audit Committee Report" shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

         THE AUDIT COMMITTEE:  F. Gardner Parker, C. Lee Cooke, Jr., and Philip
C. Zerrillo.

         COMPENSATION COMMITTEE. The Compensation Committee has furnished the following report on the Company's executive compensation policies. This report describes the Compensation Committee's policies applicable to the compensation of the Company's Executive Officers and provides specific information regarding the compensation of the Company's CEO. The information contained in this "Compensation Committee Report on Executive Compensation" shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

         The Compensation Committee currently is comprised of three outside Directors, Messrs. Cooke (Chairman), Gillman and Holmes, and administers and oversees all aspects of the Company's Executive Compensation Policy and reports its determinations to the Board of Directors. The Compensation Committee's overall goal is to develop executive compensation policies that are consistent with, and linked to, strategic business objectives and Company values. The Compensation Committee approves the design of, assesses the effectiveness of and administers executive compensation programs in support of the Company's compensation policies. The Compensation Committee also reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance and considers related matters.

         COMPENSATION PHILOSOPHY. The Company's executive compensation policies have four primary objectives: to attract and retain highly competent executives to manage the Company's business, to offer executives appropriate incentives for accomplishment of the Company's business objectives and strategy, to encourage stock ownership by executives to enhance mutuality of interest with stockholders and to maximize long-term stockholder value.

         ELEMENTS OF COMPENSATION. The key elements of the Company's executive compensation are base salary, annual incentive and long-term incentive. These key elements are addressed separately below. In determining compensation, the Compensation Committee considers all elements of an executive's total compensation package.

         BASE SALARY. Base salaries for executives are determined initially by evaluating the executive's level of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices.

       Increases to base salaries are driven primarily by individual performance. Individual performance is evaluated based on sustained levels of individual contribution to the Company. When evaluating individual performance, the Compensation Committee considers the executive's efforts in promoting
Company values, continuing educational and management training, improving product quality, developing relationships with customers and vendors and demonstrating leadership abilities among co-workers.

         ANNUAL INCENTIVE. Each year, the Compensation Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive. Factors considered include Company performance versus expectations, as well as individual accomplishments. The Compensation Committee does not utilize formalized mathematical formulae, nor does it assign weightings to these factors. The Compensation Committee, in its sole discretion, determines the amount, if any, of incentive payments to each executive. The Compensation Committee believes that the Company's performance versus expectations and individual accomplishments require subjectivity on the part of the Committee when determining incentive payments.

         LONG-TERM INCENTIVE. The Company's long-term compensation philosophy provides that long-term incentives should relate to improvement in stockholder value, thereby creating a mutuality of interests between executives and stockholders. Additionally, the Compensation Committee believes that the long-term security of executives is critical for the perpetuation of the Company. Long-term incentives are provided to executives through the Company's 1993 Stock Plan, in the form of stock options and restricted stock awards.

         STOCK OPTIONS. Stock options generally are granted at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have value only if the price of the Common Stock appreciates after the date the options are granted. The design focuses executives on the creation of stockholder value over the long-term and encourages equity ownership in the Company. The Board of Directors accepted the Compensation Committee's recommendations made during the fiscal year ended June 30, 2004.

         The Compensation Committee met three times during the fiscal year ended June 30, 2004. The Board of Directors accepted the Compensation Committee's recommendations made during the fiscal year ended June 30, 2004.

          The Compensation Committee: C. Lee Cooke, Jr., Ramsay Gillman, and Parris H. Holmes, Jr.

         BOARD OF DIRECTOR AND COMMITTEE MEETINGS. The Board of Directors met six times during the fiscal year ended June 30, 2004. During the fiscal year, each of the directors of the Company attended at least 75% of the aggregate meetings the Board of Directors and committees of which such director was a member.

COMPENSATION OF DIRECTORS

         MEETING FEES. The Company does not pay cash compensation to its Directors. The Company does reimburse its directors for travel and out-of-pocket expenses incurred in conjunction with attending Board meetings.

         STOCK OPTIONS. Beginning June 2003, the Company grants annual stock options to its non-employee Directors under the Company's 1993 Stock Plan as follows:

     o    30,000 stock options to each non-employee Director;
     o    an  additional  20,000  stock  options  to the  Chairman  of the Audit
          Committee;
     o an additional 10,000 stock options to the Chairman of the Compensation Committee; and
     o an additional 10,000 stock options to the other Audit Committee members.

In accordance with the policy, 200,000 stock options, with an exercise price of $0.70, were granted in June 2004 to the five non-employee Directors. This grant represents compensation for director services to be performed over the fiscal year 2005.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning compensation of the Company's Chief Executive Officer, Chief Operating Officer, and Senior Vice President and Chief Financial Officer and Senior Vice President of Sales and Marketing for fiscal year 2004.



                           SUMMARY COMPENSATION TABLE

                                                                                       LONG -TERM
                                                                                  COMPENSATION AWARDS
                                                                                 -----------------------
                                                                                 RESTRICTED  SECURITIES
  NAME AND PRINCIPAL     FISCAL      ANNUAL COMPENSATION        OTHER ANNUAL       STOCK     UNDERLYING      ALL OTHER
       POSITION           YEAR    SALARY ($)       BONUS ($)   COMPENSATION($)   AWARDS ($)  OPTIONS (#)  COMPENSATION ($)
 -----------------------  ----    ----------       ---------   ---------------   ----------  --------     ----------------
DR. BURTON J. KUNIK       2004     $200,000            -         $27,988(3)          -           -
CHAIRMAN OF THE BOARD,    2003     $190,000         $80,000      $30,717(4)          -        250,000            -
PRESIDENT AND CHIEF       2002     $180,000         $58,950           -              -         45,000            -
EXECUTIVE OFFICER


RONALD E. PIERCE (1)      2004     $191,088            -          $8,241(5)          -        100,000            -
CHIEF OPERATING OFFICER   2003     $136,659            -          $7,740(5)          -        400,000


DAVID P. TUSA (2)         2004     $173,750            -              -              -        150,000            -
SR. VICE PRESIDENT AND    2003       (6)               -              -              -        150,000
CHIEF FINANCIAL OFFICER             $40,000


MICHAEL D. ARCHER         2004                         -          $9,402(5)          -        150,000            -
Sr. Vice President                 $142,008
Sales and Marketing

(1) Mr. Pierce's employment contract was not renewed on June 14, 2004, therefore Mr. Pierce's employment with the Company terminated on July 14, 2004.

(2) Mr. Tusa's salary was paid to New Century via a salary allocation agreement.

(3) Amount represents $19,440 in Company paid medical-related insurance premiums and $8,548 in Company paid vehicle-related expenses.

(4) Amount represents $20,043 in Company paid medical-related insurance premiums and $10,674 in Company paid vehicle-related expenses.

(5)  Amount represents Company paid medical-related insurance premiums.

(6) This amount includes a salary allocation of $147,500 and benefits reimbursement of $26,250.



STOCK OPTION GRANTS IN FISCAL 2004

         The following table provides certain information related to options granted to the named executive officers during fiscal 2004 pursuant to the 1993 Stock Plan. The Company has never granted stock appreciation rights.


                                            INDIVIDUAL GRANTS
                          -------------------------------------------------------
                             NUMBER OF SECURITIES          % OF TOTAL OPTIONS           EXERCISE OR
                             UNDERLYING OPTIONS         GRANTED TO EMPLOYEES IN         BASE PRICE         EXPIRATION
        NAME                    GRANTED (#)                   FISCAL 2004                 ($/SH)              DATE
----------------------    -------------------------    --------------------------    -----------------    -------------
Ronald E. Pierce                  100,000                        8.56%                    $0.84           07/14/2010

David P. Tusa                     150,000                       12.84%                    $0.84           07/14/2010

Michael D. Archer                 150,000                       12.84%                    $0.70           06/28/2011


AGGREGATED OPTION EXERCISES IN FISCAL 2004 AND FISCAL YEAR-END OPTION VALUES

         There were no option exercises by the named executive officers during the 2004 fiscal year. The following table provides the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.


                                                       NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                      SHARES                          UNDERLYING UNEXERCISED                 IN-THE-MONEY
                     ACQUIRED                          OPTIONS AT FY END               OPTIONS AT FY END($)(1)
                    UPON OPTION       VALUE        ----------------------------    --------------------------------
      NAME           EXERCISE       REALIZED($)    EXERCISABLE    UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----------------   -------------   -----------     ------------   -------------    ------------      ---------------
Dr. Burton J.            -              N/A           173,300         181,667              -               $6,650
Kunik

Ronald E. Pierce         -              N/A           166,634         233,366              -                 -

David P. Tusa            -              N/A           155,000         195,000              -                 -

Michael D.               -              N/A            33,000         117,000              -                 -
Archer


 (1) Market value of the underlying securities as determined by reference to the closing price of the Common Stock on the NASD OTC Bulletin Board on June 30, 2004 ($0.70) minus the exercise price.

EMPLOYEE BENEFIT PLANS

SHARPS COMPLIANCE CORP. 1993 STOCK PLAN

         General. Effective November 16, 1993, the stockholders of the Company approved the Stock Plan. Under the Stock Plan, (a) employees of the Company and any subsidiary of the Company may be awarded incentive stock options ("ISOs"), as defined in Section 422A(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) employees, consultants and affiliates or any other person or entity, as determined by the Administrator to be in the best interests of the Company, may be granted (i) stock options which do not qualify as ISOs ("Non-qualified Options"), (ii) awards of stock in the Company ("Awards"), (iii) stock appreciation rights ("SARs") in conjunction with, or independently of, options granted thereunder, (iv) performance awards in the form of units ("Units") representing phantom shares of stock, (v) non-employee director options and (vi) opportunities to make direct purchases of stock in the Company ("Purchases"). ISOs and Non-qualified Options are collectively referred to as "Options," and together with Awards, SARs, Units, Purchases and non-employee director options are collectively referred to as "Stock Rights."

         Shares Subject to the Stock Plan. The Stock Plan authorizes the issuance of up to 3,000,000 shares. At September 24, 2004, options to purchase
2,326,390 shares had been granted under the Stock Plan. If any Stock Right granted under the Stock Plan terminates, expires or is surrendered, new Stock Rights may thereafter be granted covering such shares.

         Administration. The Stock Plan is administered by the Board of Directors (the "Administrator"). Subject to the terms of the Stock Plan, the Administrator has the authority to determine the persons to whom Stock Rights (except non-employee director options) shall be granted, the number of shares covered by each such grant, the exercise or purchase price per share, the time or times at which Stock Rights shall be granted, whether each option granted shall be an ISO or a Non-qualified Option, whether restrictions such as repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any. The interpretation or construction by the Administrator of the Stock Plan or with respect to any Stock Rights granted thereunder shall, unless otherwise determined by the Board of Directors, be final. The option price for ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant, or 110% of the fair market value with respect to any ISO issued to a holder of 10% or more of the Company's shares. There is no price requirement for Non-qualified Stock Options. In no event may the aggregate fair market value (determined on the date of the grant of an ISO) of Common Stock for which ISOs granted to any employee under the Stock Plan are exercisable for the first time by such employee during any calendar year exceed $100,000. The Stock Plan further directs the Administrator to set forth provisions in Option agreements regarding the exercise and expiration of Options according to stated criteria. The Administrator oversees the methods of exercise of Options, with attention being given to compliance with appropriate securities laws and regulations. The Stock Plan permits the use of already owned Common Stock as payment for the exercise price of Stock Rights.

         Eligibility for Granting of Stock Rights. ISOs may be granted under the Stock Plan only to employees of the Company. Non-qualified Options, SARs and Units may be granted to any officer, employee, consultant or affiliate of the Company, or any other person or entity, as determined by the Administrator to be in the best interests of the Company.

         Awards. Restricted stock awards may be granted under the Stock Plan at the discretion of the Administrator. The grantee purchases the number of shares subject to the Award, usually for a nominal price such as the par value. The shares, however, are held in escrow and may not be sold until they are vested in accordance with the terms of the grant, such as continued employment for a specific period of time, accomplishment by the Company of certain goals, or a combination of criteria. Upon termination of the Award, all unvested shares are repurchased by the Company for the same nominal purchase price originally paid for the stock. As of September 24, 2004 the Company had not granted any Awards under the Stock Plan.

         Stock Appreciation Rights. Options (except non-employee director options) granted under the Stock Plan may be granted in tandem with SARs ("tandem SARs") or independently of and not in tandem with an Option ("naked SARs"). SARs will become exercisable at such time or times, and on such conditions, as specified in the grant. Any tandem SAR granted with an ISO may be granted only at the date of grant of such ISO. Any tandem SAR granted with a Non-qualified Option may be granted either at or after the time such Option is granted. As of September 24, 2004, the Company had not granted any SARs under the Stock Plan.

         A tandem SAR is the right of an optionee, without payment to the Company (except for applicable withholding taxes), to receive the excess of the fair market value per share on the date which such SAR is exercised over the option price per share as provided in the related underlying Option. A tandem SAR granted with an Option shall pertain to, and be exercised only in conjunction with, the related underlying Option granted under the Stock Plan and shall be exercisable and exercised only to the extent that the underlying Option is exercisable. The tandem SAR shall become either fully or partially non-exercisable and shall then be fully or partially unexercisable and fully or partially forfeited if the exercisable portion, or any part thereof, of the underlying Option is exercised, and vice versa.

         A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any Options under any stock plan of the Company. A naked SAR may be granted irrespective of whether the recipient holds, is being granted or has been granted any tandem SARs. A naked SAR may be made exercisable without regard to the exercisability of any Option.

         Units. The Stock Plan provides that performance awards in the form of Units may be granted either independently of or in tandem with a Stock Right, except that such Units shall not be granted in tandem with ISOs. Units granted shall be based on various performance factors and have such other terms and conditions at the discretion of the Administrator. As of September 24, 2004, the Company had not granted any Units under the Stock Plan.

         Termination and Amendment of the Stock Plan. The Board of Directors may terminate or amend the Stock Plan in any respect or at any time, except that no amendment requiring stockholder approval under the provisions of the Code and related regulations relating to ISOs or under Rule16b-3 will be effective without approval of stockholders as required and within the times set by such rules.

EMPLOYMENT AGREEMENTS

         The Company entered into an employment agreement with Dr. Burton J. Kunik on December 11, 2002 and (effective January 1, 2003). This agreement provides for a two-year term, unless terminated as provided therein, an annual salary of $200,000 and an incentive bonus at the discretion of the Compensation Committee. In conjunction with the execution of the Agreement in December 2002, Mr. Kunik received a cash bonus in the amount of $80,000.

         The employment agreement with Dr. Kunik provides that if he is terminated without "cause" (as defined in the employment agreement) or if he resigns his employment for "good reason" (as defined in the employment agreement), he will be entitled to, at his election, either (i) a lump-sum payment in the amount equal to his base salary for the unexpired term of the agreement or (ii) continuation of his base salary and benefits through the unexpired term of the employment agreement.

         Dr. Kunik's employment agreement is subject to early termination as provided therein, including termination by the Company for "cause" (as defined in the employment agreement) or termination by the employee for "good reason" (as defined in the employment agreement). The employment agreement also provides that if, at any time within 12 months of a change of control (as defined), the employee ceases to be an employee by reason of (i) termination by the employer without "cause" (as defined in the employment agreement) or (ii) voluntary termination by the employee for "good reason upon change of control" (as defined in the employment agreement), in addition to the severance stated above, he shall receive an additional payment that, when added to all other payments received in connection with a change of control, will result in the maximum amount allowed to be paid to an employee without triggering an excess parachute payment (as defined by the Internal Revenue Code), and all benefits (as defined by the employment agreement) shall continue throughout the remainder of the term of the agreement. In the event the employer is merged or acquires a company in a field outside of the current product alignment, the employer and the employee could consider the assignment of existing product lines and technology to the employee or his assignee as part of or in lieu of the above severance pay.

         On June 14, 2004, the Company provided Mr. Ronald E. Pierce, its then current Chief Operating Officer ("Mr. Pierce"), with notice of non-renewal of his employment agreement. As such, July 14, 2004 was Mr. Pierce's last day of employment the Company has advised Mr. Pierce that under the terms of the employment contract no further compensation (including services) was due. The Company then received various letters from Mr. Pierce's attorney advising that Mr. Pierce is taking the position that the non-renewal of the employment agreement was not timely and, therefore, Mr. Pierce was terminated without cause. Additionally, Mr. Pierce claims that the Company had no right to terminate him on the anniversary date of his Agreement without the obligation of paying Mr. Pierce as if he were terminated without cause. Mr. Pierce has demanded severance related payments totaling approximately $280,000 (including a $80,000 bonus) along with the full accelerated vesting of 500,000 stock options previously awarded to Mr. Pierce. The Company believes that notice of such non-renewal was timely, and that in accordance with Mr. Pierce's employment agreement, the company was entitled to provide notice thirty (30) days prior to the anniversary of its intent to terminate the agreement, and no severance would therefore be due to Mr. Pierce. On July 30, 2004, the Company received notice from Mr. Pierce's attorney requesting commencement of arbitration to resolve the claim. The Company believes it has meritorious defenses against Mr. Pierce's claims and has not recorded a liability related to this matter.

         The Company originally entered into an employment agreement with its Senior Vice President and Chief Financial Officer, David P. Tusa on July 14, 2003. The employment agreement was automatically renewed on July 14, 2004. The agreement expires one year from its effective date, subject to automatic annual extensions, unless the Company notifies employee of its intent to terminate the employment agreement at least thirty (30) days prior to the anniversary date. The employment agreement further provides that if the Company terminates the employment without cause during the term, Mr. Tusa would be entitled to nine month's salary, plus a pro-rata portion of any earned bonus. Additionally, Mr. Tusa would be entitled to continuation of benefits until the earlier of the end of the severance period or employment with another organization. Mr. Tusa is also entitled to participate in a Board of Director approved incentive compensation plan.

        The Company originally entered into an employment agreement with its Senior Vice President of Sales and Marketing, Michael D. Archer on July 14, 2003. The employment agreement was automatically renewed on July 14, 2004. The agreement expires one year from its effective date, subject to automatic annual extensions, unless the Company notifies employee of its intent to terminate the employment agreement at least thirty (30) days prior to the anniversary date. The employment agreement further provides that if the Company terminates the employment without cause during the term, Mr. Archer would be entitled to six month's salary, plus a pro-rata portion of any earned bonus. Additionally, Mr. Archer would be entitled to continuation of benefits until the earlier of the end of the severance period or employment with another organization. Mr. Archer is also entitled to participate in a Board of Director approved incentive compensation plan.

         As stated above, one of the issues in the Company's dispute with Mr. Pierce is whether the Company's decisions not to renew his contract and terminate same constitutes a termination without cause. If the arbitrators disagree with the Company's position, and determines that termination of the contract upon the anniversary date is the same as termination without cause during the term, then Mr. Tusa and Mr. Archer who have similar provisions in each of their respective employee agreements would likewise be entitled to such severance compensation if, in the future, it was determined that either or both of them was terminated in the same manner.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Dr. Burton J. Kunik, a director of the Company and nominee for election as a director of the Company, Chairman of the Board, Chief Executive Officer and President of the Company, owns 2,572,000 shares of Common Stock of the Company and holds options to acquire 330,000 additional shares of Common Stock of the Company. Parris H. Holmes, Jr., a director of the Company, a nominee for election as a director of the Company beneficially owns 955,446 shares of Common Stock of the Company and beneficially holds options to acquire 414,902 additional shares of Common Stock of the Company. John W. Dalton owns 1,100,000 shares of Common Stock of the Company and holds options to acquire 270,000 additional shares of Common Stock of the Company. Mr. Dalton was issued 125,000 fully vested non-Stock Plan options with an exercise price of $0.80 per share, for services performed in conjunction with the September 24, 2003 Private Placement of 625,000 common shares of the Company.

         The Chief Financial Officer ("CFO") of the Company served as the CFO of New Century from August 1999 thru June 2004, a 3.56% shareholder in the Company. The Company reimbursed New Century for certain expenses incurred by the CFO including a portion of the CFO's salary and benefits. The Company also reimbursed New Century for temporary living and relocation expenses incurred by Mr. Tusa. At June 30, 2004, $8,987 was payable by the Company to New Century for the unpaid portion of the above noted expenses. Such amount was paid to New Century in July 2004.

          On September 24, 2003, the Company completed a Private Placement of 625,000 shares of common stock at a price of $0.80 per share. Certain members of the Board of Directors of the Company participated in the financing as follows:
(i) Ramsay Gillman (150,000 shares), (ii) Parris H. Holmes, Jr. (62,500 shares),
(iii) F. Gardner Parker (50,000 shares) and (iv) Philip C. Zerrillo (5,000 shares).

                             SECTION 16(A) REPORTING

         Paragraph 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of the Section 16(a) reports furnished to the Company during the fiscal year ended June 30, 2004, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with.

                 STOCKHOLDERS' PROPOSALS FOR 2005 ANNUAL MEETING

         Any proposals of holders of Common Stock intended to be presented pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8") at the Annual Meeting of Stockholders to be held in 2005 must be received by the Company, addressed to the Corporate Secretary of the Company at 9350 Kirby Drive, Suite 300, Houston, Texas 77054, by June 7, 2005 to be considered for inclusion in the Company's proxy statement and form of proxy related to such meeting. After June 7, 2005, notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely, and the person named in proxies solicited by the Board of Directors of the Company for its 2005 Annual Meeting of Stockholders may exercise discretionary authority voting power with respect to any such proposal as to which the Company does not receive timely notice.


                                  OTHER MATTERS

       As of the date of this Proxy Statement, management does not intend to present any other items of business and is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying Proxy Card to vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

         The cost of preparing, assembling and mailing this proxy-soliciting material is paid by the Company. In addition to solicitation by mail, the Company's directors, officers and employees may solicit proxies by telephone or other means of communication. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries that hold the voting securities of record, for the forwarding of solicitation materials to be beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                     By order of the Board of Directors



                                     /S/
                                     -----------------------------------
                                     David P. Tusa

                                     Corporate Secretary



Houston, Texas
October 8, 2004

                       -----------------------------------



         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY OR PROXIES IN THE SELF-ADDRESSED ENVELOPE.

                                     ANNEX A


                             SHARPS COMPLIANCE CORP.
                             AUDIT COMMITTEE CHARTER

     1. MEMBERS. The Board of Directors of Sharps Compliance Corp. ("Sharps" or "the Company") shall appoint an Audit Committee of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Audit Committee. Members of the Audit Committee shall be appointed by the Board of Directors of the Company. For purposes hereof, the term "independent" shall mean a director who meets the independence requirements of the Securities and Exchange Commission ("SEC").

     Each member of the Audit Committee must be financially literate and at least one member must have accounting or related financial management expertise, as determined by the Board. In addition, at least one member of the Audit Committee shall be an "audit committee financial expert," as determined by the Board in accordance with the then effective SEC rules and regulations.

2. PURPOSES, DUTIES, AND RESPONSIBILITIES.


     The purposes of the Audit Committee shall be to:

               o represent and assist the Board of Directors in discharging its oversight responsibility relating to: (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's outside auditor; and

               o review the report required by the rules of the SEC to be included in the Company's annual proxy statement.


     Among its specific duties and responsibilities, the Audit Committee shall:

                    (i) Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the outside auditor. In this regard, the Audit Committee shall appoint and retain, compensate, evaluate, and terminate, when appropriate, the outside auditor, which shall report directly to the Audit Committee.

                    (ii) Obtain and review,  at least annually,  a report by the outside auditor describing: the outside auditor's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditing firm, and any steps taken to deal with any such issues.

                   (iii) Approve in advance  all audit  services  to be provided by the outside auditor. By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved.

                    (iv) Establish policies and procedures for the engagement of the outside auditor to provide audit and permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the outside auditor. (v) Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence, and obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company or any other relationships that may adversely affect the independence of the auditor.

                    (vi) Review and discuss  with the outside  auditor:  (A) the scope of the audit, the results of the annual audit examination by the auditor, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management; and (B) any reports of the outside auditor with respect to interim periods.]

                   (vii) Review and  discuss  with  management  and the  outside auditor the annual audited and quarterly reviewed financial statements of the Company, including: (A) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (B) the Company's disclosures under "Management's Discussion and Analysis of
                         Financial Condition and Results of Operations," including accounting policies that may be regarded as critical; and (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations; and receive reports from the outside auditor as required by SEC rules.

                 (viii) Recommend to the Board based on the review and discussion described in paragraphs (v) - (vii) above, whether the financial statements should be included in the Annual Report on Form 10-KSB.

                    (ix) Review and discuss the  adequacy and  effectiveness  of the Company's internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Audit Committee by the outside auditor or management.

                    (x) Review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

                    (xi) Review and discuss with the principal  internal auditor of the Company the scope and results of the internal audit program.

                   (xii) Review and discuss  corporate  policies with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

                  (xiii) Review  and   discuss  the   Company's  policies  with
                         respect to risk assessment and risk management.

                   (xiv) Oversee the Company's  compliance  systems with respect to legal and regulatory requirements.

                    (xv) Establish  procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

                   (xvi) Establish  policies  for the  hiring of  employees  and former employees of the outside auditor.

                  (xvii) Annually  evaluate  the  performance  of  the  Audit
                         Committee   and  assess  the   adequacy  of  the  Audit
                         Committee charter.

     3. OUTSIDE ADVISORS. The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Audit Committee, from the Company for payment of compensation to any such advisors.

     4. MEETINGS. The Audit Committee shall meet at least four times per year, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee shall meet separately in executive session as deemed appropriate. The Audit Committee shall report regularly to the full Board of Directors with respect to its activities. The majority of the members of the Audit Committee shall constitute a quorum.